Exhibit 99.1

GRANT THORNTON LLP 2001 Market St. Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Corporate One Federal Credit Union, COART 2026-1, Wright-Patt Credit Union, Day Air Credit Union, Everwise Credit Union, Stifel, Nicolaus & Company, Inc., and BofA Securities:

We have performed the procedures enumerated below, on certain information with respect to attributes of Corporate One Federal Credit Union’s (the “Company”) automobile receivables as of November 30, 2025 (the “Subject Matter”) related to COART 2026-1 (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, Wright-Patt Credit Union (“Wright-Patt”), Day Air Credit Union (“Day Air”), Everwise Credit Union (“Everwise”), (each a “Participating Entity” and collectively, the “Participating Entities”), the Issuer, Stifel, Nicolaus & Company, Inc. (“Stifel”), and BofA Securities (“BofA” and together with the Company, Issuer, Participating Entities, and Stifel, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i) differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)  differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

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the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

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the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include: (i) the Loan Agreement, Finance Agreement or Automobile Contract, Loan Funding Checklist, Credit Report, Title and Registration Application, Credit Application, Insurance Coverage Disclosure, and Driver’s License (collectively, the “Loan Package”), (ii) Title Certificates, (iii) the Make and Model Type Mapping File, and (iv) the Participating Entities’ internal systems (the “System Screenshots”).

Due diligence agreed-upon procedures

A. Data File Agreed-Upon Procedures

On December 4, 2025, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables (the “Automobile Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

We selected, on a random basis, 70 receivables from Wright-Patt Credit Union, 40 receivables from Everwise Credit Union, and 15 receivables from Day Air Credit Union, for a total of one hundred and twenty-five (125) receivables (the “Sample Receivables”) from the three Participating Entities. The Company provided to us information pertaining to those Sample Receivables in the Data File. For each of the Sample Receivables, we performed comparisons and/or recomputations for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

	Characteristic	Source Document

1	Vehicle Identification Number (“VIN”)	Loan Package

2	Origination Date	Loan Package/System Screenshots

3	Original Amount Financed	Loan Package

4	Original Term to Maturity	Loan Package/System Screenshots

5	Original Annual Percentage Rate (“APR”)	Loan Package

	Characteristic	Source Document

6	Model Type	Make and Model Type Mapping

7	Vehicle Make	Loan Package/Make and Model Type Mapping

8	Vehicle Model	Loan Package/Make and Model Type Mapping

9	Vehicle Model Year	Loan Package

10	Original monthly P&I payment	Loan Package

11	Borrower State	Loan Package

12	Borrower FICO Score	Loan Package

For Characteristic 2, “Origination Date”, we were instructed by the Company that the Origination Date as shown in the Data File is either the date on which the loan agreement was executed or the date on which the Participating Entity input the loan into their system. Further, we were instructed by the Company that for those Sample Receivables where the Origination Date in the Data File does not match the Origination Date in the Loan Package within the Source Documents, to perform the following additional procedure:

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Compare the Origination Date in the Data File to the Date Opened field on the System Screenshot contained within the Source Documents.

For Characteristic 4, “Original Term to Maturity”, we were instructed by the Company that for those Sample Receivables where the Original Term to Maturity in the Data File does not match the Original Term to Maturity in the Loan Package within the Source Documents, to perform the following additional procedure:

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Recompute the Original Term to Maturity in the Data File by summing the “# of Pmts” values on the System Screenshot contained within the Source Documents.

For Characteristics 6, 7 and 8, we were instructed by the Company that for those Sample Receivables where the Model Type, Vehicle Make or Vehicle Model in the Data File does not match the Model Type, Vehicle Make or Vehicle Model in the Loan Agreement within the Source Documents, to perform the following additional procedure:

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Compare the Model Type, Vehicle Make or Vehicle Model in the Data File to the Make and Model Type Mapping File contained within the Source Documents.

For Characteristic 11, “Borrower State”, we were instructed by the Company that the Borrower State reflects the current address of a customer. For those Sample Receivables where the Borrower State on the Data File is different from the Borrower State reflected in the Loan Package, the Company has instructed us to perform the following additional procedure:

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Compare the Borrower State in the Data File to the Borrower State on the System Screenshot contained within the Source Documents.

For Characteristic 12, “Borrower FICO Score”, we were instructed by the Company that for those Sample Receivables with more than one Borrower (i.e. a Co-Borrower, in the Loan Package within the Source Documents) to perform the following additional procedure:

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Compare the Borrower FICO Score in the Data File to either the primary or Co-Borrower’s FICO Score within the Source Documents.

For Characteristics 1 through 12, we compared and/or recomputed and agreed the information to the Source Documents. We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed-Upon Procedures

For each of the Sample Receivables, Grant Thornton observed the existence of the following documentation within the Source Documents:

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a Title Certificate;

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the security interest of the Participating Entity is indicated on a Title Certificate;

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a Credit Application;

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a Credit Report for the borrower and co-borrower (if applicable); and

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a Truth-in-Lending Disclosure Statement; and

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the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in the existence of documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

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Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

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Addressing the value of collateral securing any such assets being securitized;

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Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

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Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

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Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;

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Forming any conclusions; and

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Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Philadelphia, Pennsylvania

January 5, 2026